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                       SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C.

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  July 16, 2007
                          -----------------------------
                Date of Report (date of earliest event reported)


                                 BIOMERICA, INC.
                                 ---------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-8765                95-2645573
           --------                    ------                ----------
(State or Other Jurisdiction of     (Commission            (IRS Employer
        Incorporation)              File Number)        Identification Number)


                              1533 Monrovia Avenue
                         Newport Beach, California 92663
                         -------------------------------
                     (Address of Principal Executive Offices
                               Including Zip Code)


                                  949-645-2111
                                  ------------
                         (Registrant's Telephone Number,
                              Including Area Code)


                                 --------------
                    (Former Name or Former Address if Changed
                               Since Last Report)

                                Page 1 of 2 pages

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Item 5.02  Election of Directors.

         Effective July 16, 2007 the Board of Directors of Biomerica, Inc. voted to elect John Roehm to serve on the board of directors of the Company. Mr. Roehm currently serves as President and CEO of Mollen Immunization Clinics of North America. From 1989 to 2006, Mr. Roehm served in a broad range of leadership positions with Albertsons/American Stores (Sav-on & Osco), including its Director of Pharmacy Marketing since 1999. Mr. Roehm holds a B.S. degree in Pharmacy from Massachusetts College of Pharmacy.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 16, 2007                              Biomerica, Inc.

                                                  By: /s/ Zackary S. Irani
                                                      --------------------
                                                  Zackary S. Irani
                                                  Chief Executive Officer



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